UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 18, 2004

Commission File Number 0-9587

HEALTH OUTCOMES MANAGEMENT, INC.
(Name of Small Business Issuer in its Charter)

                   Minnesota                                                         41-1546471
     (State or Other Jurisdiction of Incorporation or Organization)          (IRS Employer Identification Number)

8311 Windbreak Trail N.
St. Paul, Minnesota 55042
(Address of Principal Executive Offices, including Zip Code)

(612) 245-4773
(Registrant's Telephone Number, including Area Code)

Item 5.     Other Events

The registrant is filing a Confidentiality Agreement relating to the change in name and/or ownership of its independent audit firm.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Financial Statements: None
(b)   Pro Forma Financial Information: None
(c)   Exhibits

         99.1     Confidentiality Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH OUTCOMES MANAGEMENT INC.

By:  /s/ Peter J. Zugschwert

  Peter J. Zugschwert

Chief Executive Officer

Date:  May 18, 2004